SUB-ITEM 77Q1E

                                AMENDMENT NO. 20
                            TO AMENDED AND RESTATED
                     AGREEMENT AND DECLARATION OF TRUST OF
                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

     This Amendment No. 20 (the "Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM Investment Funds (Invesco Investment Funds) (the "Trust") amends, effective September 15, 2011, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

     Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

     WHEREAS, the Trust desires to amend the Agreement to add Invesco Premium Income Fund and to remove Invesco Global Fund, Invesco Global Dividend Growth Securities Fund, Invesco Health Sciences Fund, Invesco Japan Fund, Invesco LIBOR Alpha Fund, Invesco Van Kampen Emerging Markets Fund, Invesco Van Kampen Global Equity Allocation Fund, Invesco Van Kampen Global Franchise Fund, Invesco Van Kampen International Advantage Fund and Invesco Van Kampen International Growth Fund;

     NOW,  THEREFORE,  the  Agreement  is  hereby  amended  as  follows:

   1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

   2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

   3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

   IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of September 15, 2011.

                                         By: /s/ John M. Zerr
                                             ------------------------------
                                             Name: John M. Zerr
                                             Title: Senior Vice President

                                   EXHIBIT 1

                                  "SCHEDULE A
                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
                         PORTFOLIOS AND CLASSES THEREOF

                      PORTFOLIO                     CLASSES OF EACH PORTFOLIO
------------------------------------------------  ------------------------------
Invesco Balanced-Risk Allocation Fund             Class A Shares
                                                  Class B Shares
                                                  Class C Shares
                                                  Class R Shares
                                                  Class Y Shares
                                                  Institutional Class Shares

Invesco Balanced-Risk Commodity Strategy Fund     Class A Shares
                                                  Class B Shares
                                                  Class C Shares
                                                  Class R Shares
                                                  Class Y Shares
                                                  Institutional Class Shares

Invesco China Fund                                Class A Shares
                                                  Class B Shares
                                                  Class C Shares
                                                  Class Y Shares
                                                  Institutional Class Shares

Invesco Commodities Strategy Fund                 Class A Shares
                                                  Class B Shares
                                                  Class C Shares
                                                  Class R Shares
                                                  Class Y Shares
                                                  Institutional Class Shares

Invesco Developing Markets Fund                   Class A Shares
                                                  Class B Shares
                                                  Class C Shares
                                                  Class Y Shares

Invesco Emerging Markets Equity Fund              Class A Shares
                                                  Class C Shares
                                                  Class R Shares
                                                  Class Y Shares
                                                  Institutional Class Shares

                      PORTFOLIO                     CLASSES OF EACH PORTFOLIO
------------------------------------------------  ------------------------------
Invesco Emerging Market Local Currency Debt Fund  Class A Shares
                                                  Class B Shares
                                                  Class C Shares
                                                  Class R Shares
                                                  Class Y Shares
                                                  Institutional Class Shares

Invesco Endeavor Fund                             Class A Shares
                                                  Class B Shares
                                                  Class C Shares
                                                  Class R Shares
                                                  Class Y Shares
                                                  Institutional Class Shares

Invesco Global Advantage Fund                     Class A Shares
                                                  Class B Shares
                                                  Class C Shares
                                                  Class Y Shares

Invesco Global Health Care Fund                   Class A Shares
                                                  Class B Shares
                                                  Class C Shares
                                                  Class Y Shares
                                                  Investor Class Shares

Invesco International Total Return Fund           Class A Shares
                                                  Class B Shares
                                                  Class C Shares
                                                  Class Y Shares
                                                  Institutional Class Shares

Invesco Pacific Growth Fund                       Class A Shares
                                                  Class B Shares
                                                  Class C Shares
                                                  Class R Shares
                                                  Class Y Shares

Invesco Premium Income Fund                       Class A Shares
                                                  Class C Shares
                                                  Class R Shares
                                                  Class Y Shares
                                                  Institutional Class Shares

Invesco Small Companies Fund                      Class A Shares
                                                  Class B Shares
                                                  Class C Shares
                                                  Class R Shares
                                                  Class Y Shares
                                                  Institutional Class Shares

                      PORTFOLIO                     CLASSES OF EACH PORTFOLIO
------------------------------------------------  ------------------------------
Invesco Van Kampen Global Tactical Asset          Class A Shares
Allocation Fund                                   Class B Shares
                                                  Class C Shares
                                                  Class R Shares
                                                  Class Y Shares
                                                  Institutional Class Shares"